AMENDMENT NO. 1 TO THE FOURTH AMENDED AND
RESTATED LOAN AND SECURITY AGREEMENT

          This Amendment No. 1 to the Fourth Amended and Restated Loan and Security Agreement (this “Amendment”) is made as of June 15, 2009 (the “Effective Date”) by and among (a) CARBIZ AUTO CREDIT, INC., a Florida corporation (“Carbiz Auto”), CARBIZ AUTO CREDIT JV1, LLC, a Florida limited liability company (“Carbiz LLC”), CARBIZ AUTO CREDIT AQ, INC., a Florida corporation (“Carbiz AQ”), TEXAS AUTO CREDIT, INC., a Florida corporation (“Houston Auto”); CARBIZ AUTO CREDIT IN1, INC., a Florida corporation (“Carbiz IN1”), CARBIZ AUTO CREDIT IN2, INC., a Florida corporation (“Carbiz IN2”), CARBIZ AUTO CREDIT IN3, INC., a Florida corporation (“Carbiz IN3”), CARBIZ AUTO CREDIT IN4, INC., a Florida corporation (“Carbiz IN4”), and CARBIZ AUTO CREDIT NE, INC., a Florida corporation (“Carbiz NE”; Carbiz NE, Carbiz IN1, Carbiz IN2, Carbiz IN3, Carbiz IN4, Houston Auto, Carbiz Auto, Carbiz LLC and Carbiz AQ are sometimes referred to herein individually as a “Borrower” and, collectively, as the “Borrowers”), (b) CARBIZ INC., an Ontario corporation (“Carbiz Parent”) and CARBIZ USA INC., a Delaware corporation (“Carbiz USA”), (Carbiz Parent and Carbiz USA are sometimes referred to herein individually as “Guarantor” and, collectively, as the “Guarantors” (as defined below), and (c) DEALER SERVICES CORPORATION, a Delaware corporation, as the lender (the “Lender”).

RECITALS

          1.      The Borrowers, Guarantors and Lender have entered into that certain Fourth Amended and Restated Loan and Security Agreement dated as of February 25, 2009 (the “Fourth Loan Agreement”).

          2.      Carbiz USA and Borrowers desire to enter into that certain Loan and Security Agreement (the “WFPC Loan Agreement”) with Wells Fargo Preferred Capital, Inc. (“WFPC”), pursuant to which WFPC will loan funds to the Borrowers and Carbiz USA secured by all or substantially all of the Borrower’s and Carbiz USA’s personal property.

          3.      Contemporaneously with the entry into the WFPC Loan Agreement, Borrowers, Guarantors and Lender desire to amend the Fourth Loan Agreement to facilitate the entry of the Borrowers and Carbiz USA into the WFPC Loan Agreement and clarify the duties and obligations of the Borrowers and Guarantors and Lender under the Fourth Loan Agreement.

AGREEMENT

          NOW, THEREFORE, in consideration of the Recitals, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties do hereby amend the Fourth Loan Agreement as follows:

          Section 1. Amendments. The Fourth Loan Agreement is hereby amended as follows:

          (a) Section 1.1 of the Fourth Loan Agreement is hereby amended by adding the following definitions immediately after the existing definition for “Dollars” and immediately before the existing definition for “ERISA”:

“DSC Senior Collateral. The term “DSC Senior Collateral” has the meaning assigned to that term in the Intercreditor Agreement.”

AMENDMENT NO. 1 TO THE FOURTH AMENDED AND RESTATED	PAGE 1 of 4
LOAN AND SECURITY AGREEMENT

          (b) Section 1.1 of the Fourth Loan Agreement is hereby amended by adding the following definitions immediately after the existing definition for “Indebtedness” and immediately before the existing definition for “Items”

“Intercreditor Agreement. The term “Intercreditor Agreement” means that certain Intercreditor Agreement dated as of June 15, 2009 among the Borrowers, Carbiz USA and WFPC, as the same may be amended, modified, restated or extended from time to time.”

          (c) Section 1.1 of the Fourth Loan Agreement is hereby amended by adding the following definitions immediately after the existing definition for “Trafalgar Subordination Agreement” and immediately before the existing definition for “UCC”: “WFPC. The term “WFPC” means Wells Fargo Preferred Capital, Inc., an Iowa corporation, and its respective successors and assigns.

WFPC Credit Satisfaction. The term “WFPC Credit Satisfaction” means the payment in full of the Obligations (as that term is defined in the WFPC Debt documents as of June 15, 2009) and all WFPC Debt Documents have been terminated.

WFPC Debt. The term “WFPC Debt” shall mean a reference to the Obligations (as defined in the WFPC Debt Documents as of June 15, 2009) owing to WFPC under the WFPC Debt Documents.

WFPC Debt Documents The term “WFPC Debt Documents” shall mean that certain Loan and Security Agreement dated as of June 15, 2009, together will all documents, instruments and agreements executed and/ or delivered in connection therewith.

WFPC Senior Collateral. The term “WFPC Senior Collateral” has the meaning assigned to that term in the Intercreditor Agreement.”

          (d) Section 3.1 of the Fourth Loan Agreement is amended by added the following clause at the end of the paragraph:

“other than the Liens of WFPC in the WFPC Senior Collateral shall be first and prior Liens and security interests pursuant to the terms of the Intercreditor Agreement.”

          (e) Section 3.3(c) of the Fourth Loan Agreement is amended by adding the following clause at the end of the paragraph:

“This paragraph shall apply only to the DSC Senior Collateral until WFPC Credit Satisfaction.”

          (f) Section 6.2(a) of the Fourth Loan Agreement is amended by adding the following clause at the end of the paragraph:

“and (ix) the Lien in favor of WFPC to secure the Borrowers’ and Carbiz USA’s indebtedness under the WFPC Debt Documents.”

          (g) Section 6.2(f) of the Fourth Loan Agreement is amended by renumbering clause (v) as clause (iv) and inserting a new clause (v) to read as follows:

“(v) the WFPC Debt.”

          (h) Section 6.2(h) of the Fourth Loan Agreement is hereby amended and as so amended, restated to read in its entirety as follows:

“(h) Amend, modify, or otherwise change in any respect any material agreement, instrument, or arrangement (written or oral) by which such Related Party, or any of its assets are bound; provided that this restriction shall not apply to the WFPC Debt Documents.”

          (i) Section 6.1 of the Fourth Loan Agreement is hereby amended by adding the following Affirmative Covenant immediately after the existing Section 6.1(u) and immediately before the existing Section 6.2:

“(v) Provide Lender with any and all reports, financial statements and other statements furnished by the Borrowers or Carbiz USA to WFPC.

          (j) Section 7.1 of the Fourth Loan Agreement is hereby amended by adding the following Event of Defaults immediately after the existing Section 7.1(r) and immediately before the existing Section 7.2:

“(s) Any event which constitutes or which with the passage of time, the giving of notice, or otherwise, would constitute an Event of Default under the WFPC Debt Documents which is not cured within any applicable cure period.

          Section 2. Control Agreements. On or before the 60th day from the date hereof, Borrowers shall deliver to DSC a fully executed Control Agreement with respect to a deposit account to be established and maintained by Borrowers for deposit of proceeds of RTO Receivables.

          Section 3. No Custodian. Notwithstanding anything to the contrary contained in the Fourth Loan Agreement, at no time shall Carbiz USA or any Borrower be required to, or shall Lender be able to require, that any WFPC Senior Collateral be delivered to any Custodian until the WFPC Credit Satisfaction.

          Section 4. Continuing Effect. The Fourth Loan Agreement shall remain in full force and effect without modification, amendment, change or alteration except as specifically set forth herein.

[signature page follows]

          IN WITNESS WHEREOF, the parties have executed this Amendment as of the day and year first above written.

GUARANTORS:		LENDER:

CARBIZ INC., an Ontario corporation		DEALER SERVICES CORPORATION, a Delaware
corporation

By:	/s/ Carl Ritter	By:	/s/ John E. Fuller
Name:	Carl Ritter	Name:	John E. Fuller
Its:	Chief Executive Officer	Its:	Chief Executive Officer

CARBIZ USA INC., a Delaware corporation

By:	/s/ Carl Ritter
Name:	Carl Ritter
Its:	Chief Executive Officer

BORROWERS:

CARBIZ AUTO CREDIT AQ, INC., a Florida		CARBIZ AUTO CREDIT, INC., a Florida corporation
corporation

By:	/s/ Carl Ritter	By:	/s/ Carl Ritter
Name:	Carl Ritter	Name:	Carl Ritter
Its:	Chief Executive Officer	Its:	Chief Executive Officer

CARBIZ AUTO CREDIT JV1, LLC, a Florida		TEXAS AUTO CREDIT, INC., a Florida corporation
limited liability company

By:	/s/ Carl Ritter	By:	/s/ Carl Ritter
Name:	Carl Ritter	Name:	Carl Ritter
Its:	Chief Executive Officer	Its:	Chief Executive Officer

CARBIZ AUTO CREDIT IN1, INC., a Florida		CARBIZ AUTO CREDIT IN2, INC., a Florida
corporation		corporation

By:	/s/ Carl Ritter	By:	/s/ Carl Ritter
Name:	Carl Ritter	Name:	Carl Ritter
Its:	Chief Executive Officer	Its:	Chief Executive Officer

CARBIZ AUTO CREDIT IN3, INC., a Florida		CARBIZ AUTO CREDIT IN4, INC., a Florida
corporation		corporation

By:	/s/ Carl Ritter	By:	/s/ Carl Ritter
Name:	Carl Ritter	Name:	Carl Ritter
Its:	Chief Executive Officer	Its:	Chief Executive Officer

CARBIZ AUTO CREDIT NE, INC., a Florida
corporation

By:	/s/ Carl Ritter
Name:	Carl Ritter
Its:	Chief Executive Officer